Rosetta Resources Inc.
Investor Presentation
January 2012
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing Business Plan - Future Growth Catalysts - Financial Strength

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the
Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the
Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT
NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.
Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)

– Doubled proved reserves to 970 Bcfe at mid-year 2011
– Set record levels of liquids production
– Increased project inventory to 2.8 Tcfe
– Increased gross estimated ultimate recovery to 10 Bcfe per Gates Ranch Eagle
 Ford well*
– Increased Gates Ranch planned well density to 65 acres per well
– Announced three new Eagle Ford field discoveries
– Firm transportation and processing capacity from Eagle Ford in place to execute business plan
– Advanced Southern Alberta Basin horizontal drilling program
2011 Highlights
* EUR based on 850’ well spacing

– $640 million of capital; more than 90 percent allocated to Eagle Ford
– Four-rig program in Eagle Ford Area; 60 completions per year
 – Continued Gates Ranch development
 – Step out into other areas
– Completion of seven-well horizontal drilling program in Southern Alberta Basin
 – Maintain acreage position
– Base capital program funded from internally-generated cash flow supplemented by borrowings under current credit facility
 – Eagle Ford program self-funding by year-end
 – Divestitures remain an option
– Debt-to-Capitalization ratio approximately 30% at strip pricing
– Approximately 40% production growth over 2011
2012 Plans

(By Region)

Other
5%
Alberta
10%
Lobo
0.2%
Eagle
Ford
85%

(By Region)

Other
2%
Alberta
5%
Eagle
Ford
93%

Includes capitalized interest and other corporate costs.
Excludes New Ventures and A&D.
2012E
2012E
2011E
2011E
Capital Expenditures
Total: $640MM
Total: $475MM

– Asset Base High-Graded
– Executing Business Plan
– Testing Growth Catalysts
– Financial Strength
Agenda

Asset Base High-Graded

Alberta Basin
300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
4 horizontal wells drilled
Horizontal completions underway
Eagle Ford Liquids
50,000 net acres
20 TCFE hydrocarbon resource in place
600 potential remaining locations
52 horizontal wells completed*
125 MMcfe/d net*
10 years of potential remaining inventory
Eagle Ford Dry Gas
15,000 net acres
5 TCFE hydrocarbon resource in place
170 potential locations
4 horizontal wells completed*
5 MMcfe/d net*
3-4 years of remaining inventory
South Texas
(Non-Eagle Ford)
100,000 net acres
Numerous stacked reservoirs
20 MMcfe/d net*
* End of 3Q 2011
Asset Base High-Graded

Executing Business Plan

2009
Non-Core 205
Other Core 103
Eagle Ford 43
2010
Non-Core 86
Other Core 76
Eagle Ford 317
June 2011
Non-Core 2
Other Core 84
Eagle Ford 884

Proved Reserves - Doubled Since YE 2010
■ Eagle Ford
■ Other Core
■ Non-Core
351 Bcfe
479 Bcfe
970 Bcfe

11 miles
Hydrocarbons (TCFE)
12.6
Original Hydrocarbons In Place

Year-end 2011: 56 wells*
* Completed wells
9 miles
More than 12 TCFE of “hydrocarbons in place” have been delineated and are now being exploited…
Gates Ranch

Gates Ranch Daily Production

Gates Ranch Daily Production
Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
100
200
300
400
500
600
Days

7.3 BCFE Composite Type Curve (PUD bookings)
10 BCFE Composite Type Curve
DISCOVERY WELL
3500 ft lateral & 10 frac stages
DEVELOPMENT WELLS
5000 ft lateral & 15 frac stages
Gates Ranch Well Performance

350
300
250
200
150
100
50
0
160
15
40
70
35
216
195
50
40
70
35
263
245
100
40
70
35
331
Jan 12
Jul 12
Apr 13

Eagle Ford Firm Transportation Capacity
¹ Net equivalent gas production (MMcfe/d) equals 1.35 times gross wet wellhead gas (MMcf/d).
Daily Production Rates
■	Net Equivalent Gas (MMcfe/d)1

Gross Wellhead Gas (MMcf/d):
■	REM Gathering - La Grange/Jackson Plant
■	Eagle Ford Gathering - (Copano) Houston Central Plant
■	Dos Hermanas Gathering - King Ranch Plant
■	Regency Gathering - Enterprise Plant

300
250
200
150
100
50
0
79
38
7
74
32
29
65
30
49
51
28
68
40
26
89
9
23
129
24
130
20
175
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
2011 Exit
2012 Guidance
2012 Exit
Eagle Ford
Other
Non-Core

Quarterly Production Performance
Production
(MMcfe/d)
250-280
220-240

Testing Growth Catalysts

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	Liquids	23,500
Encinal Area	Dry Gas	15,000
TOTAL		65,000
Other Eagle Ford Areas

• Increased Well Density
• 280 locations remaining to be drilled
Gates Ranch
Field-wide development plans on 65-acre well spacing

Discovery Well Test
• Southern Dimmit County Area
• 3,545 net acres
• 47 well locations remaining
• Initial Rate
 • 850 bpd Oil
 • 490 bpd NGL’s
 • 3,900 mcfpd
 • 1,990 BOEPD
Eagle Ford Discovery
Briscoe Ranch

Discovery Well Test
• Central Dimmit County Area
• 8,143 net acres
• 125 well locations remaining
• 7 day average rate
 • 506 bpd Oil
 • 102 bpd NGL’s
 • 436 mcfpd
 • 680 BOEPD
Eagle Ford Discovery
Central Dimmit County

Discovery Well Test
• Southern Gonzales County Area
• 1,900 net acres
• 21 well locations remaining
• Initial Rate
 • 2,450 bpd Oil
 • 250 bpd NGL’s
 • 2,000 mcfpd
 • 3,033 BOEPD
Eagle Ford Discovery
Karnes Trough Area

Gates Ranch	Briscoe Ranch	Central Dimmit	Karnes Trough	Encinal	Total
Drilling rig activity	3	---	---	1		4
Wells completed	45	1	2	1	4	53
Remaining locations*	280	47	125	21	171	644
Capital remaining	$2.3B	$0.4B	$1.0B	$0.2B	$1.4B	$5.3B
Rig years (16 wells per year)	17	3	8	1	11	40
Years remaining (60 wells per year)	4.7	0.8	2.1	0.3	2.9	10.8

* Includes only “well tested” inventory and excludes inventory on our 10,000 net acres that has offset data and will be tested in the upcoming quarters.
Eagle Ford
Well Tested Inventory

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG ROCK
CHALK BUTTE (WAVE)
LOVE ROCK
COYOTE SPRINGS
ANTELOPE BUTTE
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT

Delineation wells
Remaining Horizontal Wells
Southern Alberta Basin
2 of 7 Horizontal Wells Tested
Tribal Riverbend 07-04H
❑ Drilled +/- 3,500’ lateral length
❑ Middle Bakken interval
❑ Tested 154 BOEPD
Fee Simonson 34-01H
❑ Drilled +/- 3,700’ lateral length
❑ Middle Bakken interval
❑ Tested 104 BOEPD

– Confirmed significant resource in place, 6 billion BOE
– Advanced the well science work needed to “crack code” of complex play
 – Identified fracture azimuth and orientation
 – Achieved good vertical growth in initial stimulations
– Identified fracture stimulation design improvements to utilize in next four horizontal well completions
 – Improve isolation for more effective stimulations (cement liner and perf & plug)
– Targeted assumptions for well commerciality
 – IP 250 Boe/d, EUR 185 MBOE, 160-acre spacing, $4 million well costs
 – 21% ROR at $85 per barrel WTI
Next Steps
– Complete seven-well horizontal drilling program
– Maintain acreage position
– Engage industry service providers to identify opportunities to expand infrastructure and reduce costs in the basin
– Monitor long-term production performance to confirm model
Southern Alberta Basin Key Learnings

Financial Strength

Lower Cost Structure
	2011 Full Year			2012 Full Year
	(Guidance Range)			(Guidance Range)
Direct Lease Operating Expense	$ 0.44	-	$ 0.46	$ 0.25	-	$ 0.28
Workover Expenses	0.01	-	0.01	0.01	-	0.01
Insurance	0.02	-	0.02	0.03	-	0.03
Ad valorem Tax	0.12	-	0.13	0.13	-	0.14
Production Taxes	0.17	-	0.18	0.24	-	0.26
Treating, Transportation and Marketing	0.41	-	0.43	0.63	-	0.69
G&A, excluding stock-based compensation	0.74	-	0.78	0.50	-	0.55
Interest Expense	0.36	-	0.38	0.25	-	0.28
DD&A	2.03	-	2.13	1.85	-	1.95

Eagle Ford - Oil Marketing
Gates Ranch
– Plains Crude Gathering (formerly Velocity)
 – Long term condensate pipeline gathering and truck loading terminal transfer
 – Current: Gathering capacity of 15,000 Bbls/d to Catarina with 15,000 Bbls storage
 – February 2012: Gathering capacity of 25,000 Bbls/d to Gardendale with up to
 60,000 Bbls storage
– Long Term Crude Purchase Agreements
 – 5,000 Bbls/d @ Catarina, Truck/Pipe; @ Gardendale, Pipeline Mid-2012
 – Pricing based on Louisiana Light Sweet price less transportation
– Crude Oil Pricing Mix expected for 2012
 – Gates Ranch, Briscoe Ranch and Central Dimmit County Properties
 – 5,000 Bbls/d priced based on Louisiana Light Sweet (LLS) price less gravity and transportation adjustments starting in mid-2012
 – All other Condensate prices based on West Texas Intermediate (WTI) less gravity and transportation adjustments
 – Karnes Trough Properties
 – WTI-based price (currently with premium), no gravity or transportation adjustment

Natural Gas Hedges
(MMBTU/D x 1,000)
50
40
30
20
10
0
$5.13
X
$6.31
2012
2013
2014
Swaps
Collars

Liquid Hedges
(BBLS/D)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$64
$64
$80
X
$116
$80
X
$119
2012
2013
2014
Oil
NGL's

Commodity Hedges
20
11,300
7,750
Note: Hedge position as of January 11, 2012. NGL hedges exclude the Ethane component.

Total Debt Structure
($MM)
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
4Q 2010
3Q 2011
Drawn Revolver
2nd Lien
High Yield

Total Liquidity
($MM)
450
400
350
300
250
200
150
100
50
0
195
42
295
107
4Q 2010
3Q 2011
Cash
Undrawn Revolver

Debt and Liquidity
350
250
402
237

– Adequate liquidity available to fund 2012 $640 million capital program
 – Strong cash flow in 2012
 – $295 million of $325 million borrowing base available
 – Potential to raise borrowing base based on performance
 – Option for additional property divestitures
– In low price environment, $250 million capital spend will maintain
 2012 production level flat versus 2011 exit rate
Liquidity

(MM)	3Q 2011	4Q 2010
Long-Term Debt	$250	$350
Total Stockholder’s Equity	608	529
TOTAL	$858	$879

Capitalization
- Debt	29%	40%
- Capital	71%	60%
TOTAL	100%	100%
Capital Structure

– Asset Base High-Graded
 – Divestiture program complete
 – South Texas focus
 – Alberta Basin option
 – Strong Eagle Ford project inventory
– Executing Business Plan
 – Proved reserves doubled since 12/31/10
 – Gates Ranch recoveries increased
 – Increased firm take-away capacity
 – Strong exit rates and 2012 growth projected
– Testing Growth Catalysts
 – Increased Gates Ranch well density
 – Other Eagle Ford areas
 – Complete and evaluate Alberta Basin horizontal program
– Financial Strength
 – Lower cost structure
 – $402MM in liquidity
Summary